Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2012
Accrued Expenses and Other Current Liabilities

11. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31,
	2011	2012
Other taxes payable	$3,817,175	$2,589,631
Accrued employee payroll and welfare	3,800,748	3,048,385
Other payable	7,365,382	6,387,108
Accrued expenses	1,385,094	1,332,397
Advances from customers	2,541,779	214,133

	$18,910,178	$13,571,654

Other taxes payable mainly consist of value-added tax payable and sales taxes payable. The Group’s PRC subsidiaries are subject to value-added tax at a rate of 17% on product purchases and sales amount. Value-added tax payable on sales is computed net of value-added tax paid on purchases. The Group’s PRC subsidiaries are also subject to business tax at a rate of 5% on sales related to services rendered.